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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 27, 2007

STERLING OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

NEVADA	000-52959
(State or other jurisdiction of incorporation)	(Commission File No.)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 682-3155
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

     On December 27, 2007, we announced today that they have finalized a joint venture agreement with Cedar Resources Corporation, a coal bed methane producer in the Powder River Basin. Under the terms of the agreement, Sterling Oil and Gas Company sold 50% of its interest in Wyoming leasehold agreements in the Powder River Basin to Cedar Resources and in return received an undisclosed amount of cash and a 50% working interest in the project.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 27th day of December, 2007.

STERLING OIL & GAS COMPANY

BY: RICHARD STIFEL
Richard Stifel, Principal Financial Officer,
Principal Accounting Officer, Secretary and
Treasurer.